UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

Commission File Number: 000-53311

JayHawk Energy, Inc.
(Exact name of registrant as specified in its charter)

Colorado	20-0990109
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
6240 E. Seltice Way, Suite C, Post Falls, Idaho (Address of principal executive office)	83702 (Postal Code)
(208) 667-1328 (Issuer's telephone number)

370 Interlocken Blvd. Suite 400, Broomfield, Colorado 80021
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. APPOINTMENT AND RESIGNATION OF PRINCIPAL OFFICERS AND DIRECTORS.  COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

    On July 29, 2008, the Board of Directors of Jayhawk Energy, Inc., a Colorado corporation ("Registrant") approved an increase in the size of the board to five members and then appointed Marshall R. Diamond-Goldberg as a director to fill that vacancy.

    Mr. Diamond-Goldberg, 54, is a citizen of Canada and has been employed as a geologist and consultant providing related services in Calgary, Alberta, Canada, since 1980.  Since 1997, Mr. Diamond-Goldberg has been the President of Marlin Consulting Corp. which does consulting work for oil and gas companies.  In 2004, he founded Strand Resources Ltd., and served as its president until 2008.  From 2001 to 2004, he was the president of Trend Energy, Inc., and in1997, he founded Manhattan Resources Ltd., and served as its president until 2000.  Prior to that, he was the vice president for exploration of Mercury Energy Corp., and in the 1980’s was employed as a geologist and then senior geologist for Imperial Oil Resources Ltd., Texaco Canada, Tiber Energy and Suncor, all located in Calgary.  Mr. Diamond-Goldberg graduated with a Bachelor’s degree in Political Science from the University of Alberta (Edmonton) in 1977 and with a Bachelor’s degree in Geology in 1981.  Mr. Diamond-Goldberg is a member of the Canadian Society of Professional Geologists, the American Association of Professional Geologists, and the Association of Professional Engineers, Geologists and Geophysicists of Alberta.   Mr. Diamond-Goldberg is not an officer or director of any other U.S. reporting company.  Mr. Diamond-Goldberg is not expected to receive any compensation from the Registrant for his service as a director.

ITEM 7.01 - Regulation FD Disclosure

On July 31, 2008, Jayhawk Energy, Inc., a Colorado corporation, issued a press release announcing the appointment of this independent director. This press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference as if set forth in full. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K.

ITEM 9.01 - Financial Statements and Exhibits

    (d) Exhibits

Exhibit	Description
99.1	Press Release dated July 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Jayhawk Energy, Inc.

Date:  July 31, 2008                         By: /s/ Lindsay E. Gorrill
                                                                           Name:  Lindsay E. Gorrill
                           Title:  President and CEO